CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the Quarterly Report of WSFS Financial Corporation (the "Company") on Form 10-Q for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Marvin N. Schoenhals, Chairman, President and Chief Executive Officer, and Mark A. Turner, Chief Operating Officer and Chief Financial Officer (Principal Accounting Officer), hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ Marvin N. Schoenhals                        /s/ Mark A. Turner
-----------------------------                 -----------------------------
Marvin N. Schoenhals                            Mark A. Turner
Chairman, President and                         Chief Operating Officer and
Chief Executive Officer                         Chief Financial Officer


November 14, 2002